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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 1999


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 1999-3)


                   Option One Mortgage Acceptance Corporation

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-79091              33-0727357
----------------------------         ------------        ----------------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

         3 Ada Road
         Irvine, California                                      92618
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                        Description
-----------        -----------                        -----------

     1                    23                 Consent of Independent Accountants




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                                       -3-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October __,  1999

                                       OPTION ONE MORTGAGE
                                       ACCEPTANCE CORPORATION


                                       By:    /s/ William O'Neill
                                          ---------------------------------
                                       Name:      William O'Neill
                                       Title:     Senior Vice President

                                INDEX TO EXHIBITS



  Exhibit No.                Description                             Page
  -----------                -----------                             ----

        1            Consent of PricewaterhouseCoopers LLP            5

                                                                       Exhibit 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the Prospectus Supplement of Option One Mortgage Acceptance Corporation, relating to Option One Mortgage Loan Trust 1999-3 Asset-Backed Certificates, Series 1999-3 of our report dated January 26, 1999, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."


                                       /s/ PricewaterhouseCoopers LLP
                                       ------------------------------
                                       PRICEWATERHOUSECOOPERS LLP


New York, New York
October 25, 1999